UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2009

Annual Report to Shareholders

DWS Core Fixed Income Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

13 Portfolio Summary

15 Investment Portfolio

21 Financial Statements

25 Financial Highlights

31 Notes to Financial Statements

42 Report of Independent Registered Public Accounting Firm

43 Tax Information

44 Investment Management Agreement Approval

49 Summary of Management Fee Evaluation by Independent Fee Consultant

54 Board Members and Officers

58 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. In the current market environment, mortgage-backed securities are experiencing increased volatility. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Investors in the fund should be able to withstand fluctuations in the fixed income markets. The yield and value of the fund changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities a fund invests. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes, and market risks. Derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest-rate movements. All of these factors may result in greater share price volatility. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2009

Average Annual Total Returns as of 10/31/09
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	5.18%	-0.91%	0.63%	4.06%
Class B	4.37%	-1.63%	-0.11%	3.29%
Class C	4.36%	-1.66%	-0.13%	3.28%
Adjusted for the Maximum Sales Charge
Class A (max 4.50% load)	0.45%	-2.42%	-0.29%	3.58%
Class B (max 4.00% CDSC)	1.37%	-2.21%	-0.27%	3.29%
Class C (max 1.00% CDSC)	4.36%	-1.66%	-0.13%	3.28%
No Sales Charges
Class R	5.02%	-1.13%	0.42%	3.82%
Class S	5.42%	-0.64%	0.81%	4.19%
Institutional Class	5.42%	-0.66%	0.88%	4.32%
Barclays Capital US Aggregate Bond Index+	13.79%	6.35%	5.05%	6.31%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2009 are 0.97%, 1.72%, 1.66%, 1.18%, 0.80% and 0.58% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002, Class R shares on October 1, 2003 and Class S shares on February 1, 2005 are derived from the historical performance of Institutional Class shares of DWS Core Fixed Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Core Fixed Income Fund — Class A [] Barclays Capital US Aggregate Bond Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ Barclays Capital US Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns, unlike Fund returns. do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value: 10/31/09	$ 9.04	$ 9.04	$ 9.04	$ 9.09	$ 9.04	$ 9.04
10/31/08	$ 9.01	$ 9.00	$ 9.01	$ 9.05	$ 9.00	$ 9.01
Distribution Information: Twelve Months as of 10/31/09: Income Dividends	$ .41	$ .34	$ .34	$ .39	$. .43	$ .43
October Income Dividend	$ .0295	$ .0214	$ .0214	$ .0255	$ .0288	$ .0291
SEC 30-day Yield as of 10/31/09++	3.46%	2.57%	2.57%	3.07%	3.52%	3.55%
Current Annualized Distribution Rate as of 10/31/09++	3.84%	2.79%	2.79%	3.30%	3.75%	3.79%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 2.44%, 1.74% and 2.16% for Class C, Class R and Institutional Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 2.66%, 1.97% and 2.40% for Class C, Class R and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Lipper Rankings — Intermediate Investment Grade Debt Funds Category as of 10/31/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	531	of	546	98
3-Year	421	of	443	95
5-Year	360	of	382	94
Class B 1-Year	539	of	546	99
3-Year	423	of	443	96
5-Year	364	of	382	96
Class C 1-Year	539	of	546	99
3-Year	424	of	443	96
5-Year	365	of	382	96
Class R 1-Year	533	of	546	98
3-Year	422	of	443	96
5-Year	362	of	382	95
Class S 1-Year	528	of	546	97
3-Year	417	of	443	94
Institutional Class 1-Year	528	of	546	97
3-Year	418	of	443	95
5-Year	358	of	382	94
10-Year	189	of	211	89

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2009 to October 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/09	$ 1,075.40	$ 1,072.30	$ 1,072.30	$ 1,074.70	$ 1,077.70	$ 1,077.70
Expenses Paid per $1,000*	$ 3.98	$ 8.15	$ 8.15	$ 5.54	$ 2.93	$ 2.93
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/09	$ 1,021.37	$ 1,017.34	$ 1,017.34	$ 1,019.86	$ 1,022.38	$ 1,022.38
Expenses Paid per $1,000*	$ 3.87	$ 7.93	$ 7.93	$ 5.40	$ 2.85	$ 2.85

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Core Fixed Income Fund	.76%	1.56%	1.56%	1.06%	.56%	.56%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Core Fixed Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Core Fixed Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Kenneth R. Bowling, CFA Managing Director	John Brennan Portfolio and Sector Manager
Jamie Guenther, CFA Managing Director	Bruce Harley, CFA, CEBS Portfolio and Sector Manager
J. Richard Robben, CFA Portfolio Manager	David Vignolo, CFA Portfolio and Sector Manager
J. Kevin Horsley, CFA, CPA, Credit Analyst	Stephen Willer, CFA Portfolio Manager

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

As of February 27, 2009, Aberdeen Asset Management was removed as subadvisor to DWS Core Fixed Income Fund, and was replaced by a new management team from Deutsche Bank Asset Management.

For the annual period ended October 31, 2009, the total return of the fund's Class A shares was 5.18%. By comparison, the Barclays Capital US Aggregate Bond Index delivered a 13.79% return.1 The average return of the Lipper Intermediate Investment Grade Debt Funds category was 17.30% for the 12-month period.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

Just prior to the start of the period, ongoing fallout from the collapse in housing and mortgages led to the failure, forced merger or government bailout of a number of leading global financial institutions in both the US and Europe. The result was a tightening of the credit crunch that caused global economic growth to pull back sharply. Given this backdrop, investors' risk tolerance approached zero and liquidity all but evaporated. What ensued was a frantic "flight to quality" into the safe haven of US Treasuries and underperformance for all other segments of the bond market that extended through November of 2008. As investor risk aversion peaked in November, even AAA-rated mortgage-backed issues experienced a collapse in demand.3

Conditions stabilized to a degree in December, and investor risk appetites strengthened in 2009, as the extensive government actions to support the financial sector gained traction with market participants. These actions included the US Federal Reserve Board's (the Fed's) lowering of the benchmark federal funds rate to the unprecedented 0% to 0.25% range, an array of new US Treasury programs designed to provide market participants with liquidity and an $800 billion federal stimulus package. The result was a rebound in credit-oriented asset classes, reversing the trend of US Treasury bond outperformance.

Yields on Treasuries finished lower along the length of the curve.4 To illustrate, the two-year Treasury yield fell by 66 basis points, from 1.56% to 0.90%, and the five-year fell by 49 basis points, from 2.80% to 2.31%, while the 10-year fell 60 basis points, from 4.01% to 3.41% (100 basis points equals one percentage point).

Positive Contributors to Performance

Midway through the period, the new management team trimmed exposure to the most vulnerable asset-backed and non-agency mortgage- backed issues. In turn, we increased holdings of more liquid investment- grade corporate bonds, which rallied sharply as 2009 progressed.

We successfully traded in and out of a position in TIPS (Treasury Inflation Protected Securities) during the second quarter of 2009 as inflation expectations gyrated.

Negative Contributors to Performance

Early in the period, the fund had more concentrated positions in certain fixed-income sectors that trade at a yield spread to Treasuries.5 This detracted significantly from performance, as the unprecedented flight to quality boosted treasuries at the expense of other sectors. In particular, the fund had substantial exposure to asset-backed securities (ABS), commercial mortgage backed securities (CMBS) and non-agency residential mortgage backed securities (MBS), asset classes that suffered historically poor performance late in 2008. While the more diversified structure implemented by the new management team in early 2009 did not add to performance as beaten down fixed-income categories rallied, we believe the fund's current positioning is more in keeping with a core fixed-income vehicle.

Within the MBS sector, the fund's exposure early in the period to subprime mortgages impacted returns negatively.

The fund's yield curve and duration positioning during the period detracted modestly from performance versus the benchmark.6

Outlook and Positioning

At the end of the period, the largest allocation was a position of approximately 39% in residential mortgage-backed securities, the great majority of which are agency-backed, followed by 28% in investment- grade corporate bonds, 17% in US Treasury and other government-backed securities, and 8% in CMBS.

We believe the upside for risk assets over the near term is limited, given the recent strong performance and mixed signals concerning the resilience of the current recovery. The overall US unemployment rate rose in October to 10.2%, the highest it has been since 1983. Without stabilization in the labor market, the economy will find it hard to grow in any meaningful way.7 With this backdrop, we have begun to trim our overweighting of investment-grade corporate issues and shift these dollars into US TIPS and other government-guaranteed sectors.

Over the past few months, the Fed's conduct of monetary policy has shifted from controlling short-term interest rates to targeting the quantity of money (quantitative easing). The Fed's purchases of Treasury, agency and mortgage-backed securities have resulted in a direct increase in the monetary base.

We remain in a neutral stance in terms of overall interest rate sensitivity, but have initiated a small curve-flattening position whereby we are underweight the short end of the yield curve and overweight the long end by a corresponding amount. The Fed has effectively anchored the short end of the yield curve by committing to maintain the federal funds rate in a range of 0% to 0.25% for an undefined but prolonged period.8

We will continue to monitor closely economic indicators and relative valuations within the US bond market as we seek to provide shareholders with core fixed-income exposure.

1 The Barclays Capital US Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Intermediate Investment Grade Debt Funds category is comprised of funds that invest primarily in investment-grade corporate debt issues or government issues. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

3 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

4 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically, the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. When the yield curve is characterized as "steep," this is especially true.

5 "Spread" refers to the excess yield various bond sectors offer over Treasuries with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

6 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

7 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

8 The federal funds rate is the interest rate, set by the US Federal Reserve Board, at which banks lend money to each other, usually on an overnight basis. The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Portfolio Summary

Asset Allocation (As % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	10/31/09	10/31/08

Mortgage-Backed Securities Pass-Throughs	39%	20%
Corporate Bonds	28%	17%
Government & Agency Obligations	17%	12%
Commercial Mortgage-Backed Securities	8%	14%
Municipal Bonds and Notes	5%	4%
Collateralized Mortgage Obligations	2%	28%
Asset Backed	1%	2%
Preferred Securities	—	2%
US Government Sponsored Agencies	—	1%
	100%	100%
Sector Diversification (As a % of Corporate Bonds and Preferred Securities)	10/31/09	10/31/08

Financials	46%	39%
Energy	11%	12%
Consumer Discretionary	10%	10%
Consumer Staples	9%	6%
Health Care	7%	3%
Utilities	5%	13%
Industrials	4%	1%
Telecommunication Services	4%	5%
Materials	4%	7%
Information Technology	—	4%
	100%	100%
Quality	10/31/09	10/31/08

US Government and Agencies	49%	41%
AAA*	18%	34%
AA	2%	4%
A	11%	6%
BBB	17%	14%
BB	1%	1%
Not Rated	2%	—
	100%	100%

Asset allocation, sector diversification and quality are subject to change.

* Includes cash equivalents.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	10/31/09	10/31/08

Under 1 year	7%	1%
1-4.99 years	38%	38%
5-9.99 years	47%	51%
10-14.99 years	2%	2%
15 years or greater	6%	8%
	100%	100%

Weighted average effective maturity: 6.5 years and 7.2 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2009

	Principal Amount ($)	Value ($)

Corporate Bonds 26.2%
Consumer Discretionary 2.6%
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022	843,000	1,075,951
Comcast Cable Holdings LLC, 10.125%, 4/15/2022	1,980,000	2,528,769
News America, Inc., 6.4%, 12/15/2035	380,000	379,966
Time Warner Cable, Inc.:
6.75%, 6/15/2039	2,500,000	2,647,797
8.75%, 2/14/2019	1,500,000	1,850,109
Viacom, Inc., 6.25%, 4/30/2016	3,311,000	3,596,693
Yum! Brands, Inc., 6.875%, 11/15/2037	4,470,000	4,874,951
		16,954,236
Consumer Staples 2.5%
Anheuser-Busch InBev Worldwide, Inc., 144A, 7.75%, 1/15/2019	5,600,000	6,525,759
ConAgra Foods, Inc., 7.0%, 4/15/2019	2,000,000	2,332,646
CVS Caremark Corp.:
6.125%, 9/15/2039	2,375,000	2,399,227
6.25%, 6/1/2027	2,663,000	2,758,045
Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/2018	1,585,000	1,810,888
		15,826,565
Energy 3.0%
Anadarko Petroleum Corp., 6.45%, 9/15/2036	2,490,000	2,590,713
Cenovus Energy, Inc.:
144A, 5.7%, 10/15/2019	648,000	673,302
144A, 6.75%, 11/15/2039	1,075,000	1,174,456
DCP Midstream LLC, 144A, 9.75%, 3/15/2019	2,880,000	3,440,598
Devon Energy Corp., 6.3%, 1/15/2019	4,200,000	4,650,479
Enterprise Products Operating LLC:
Series M, 5.65%, 4/1/2013	830,000	880,810
Series B, 7.5%, 2/1/2011	1,525,000	1,620,639
ONEOK Partners LP, 8.625%, 3/1/2019	3,925,000	4,701,302
		19,732,299
Financials 12.0%
American Express Co., 7.0%, 3/19/2018	3,400,000	3,757,728
Bank of America Corp.:
5.75%, 12/1/2017	4,310,000	4,382,443
6.5%, 8/1/2016	525,000	561,682
7.625%, 6/1/2019	2,000,000	2,307,822
Bank of America NA, 5.3%, 3/15/2017	2,260,000	2,207,649
Barclays Bank PLC:
Series 1, 5.0%, 9/22/2016	1,210,000	1,236,587
5.2%, 7/10/2014	1,165,000	1,242,266
BB&T Corp., 6.85%, 4/30/2019	2,900,000	3,261,787
Capital One Bank USA NA, 8.8%, 7/15/2019	2,000,000	2,368,840
Citigroup, Inc.:
8.125%, 7/15/2039	3,200,000	3,723,718
8.5%, 5/22/2019	4,350,000	5,084,741
General Electric Capital Corp.:
5.625%, 5/1/2018	6,200,000	6,381,040
6.0%, 8/7/2019	830,000	872,404
Hartford Financial Services Group, Inc., 5.95%, 10/15/2036	2,400,000	1,979,201
JPMorgan Chase & Co., 6.3%, 4/23/2019	4,000,000	4,390,032
Lincoln National Corp., 8.75%, 7/1/2019	1,210,000	1,408,812
Merrill Lynch & Co., Inc., Series C, 5.45%, 7/15/2014	445,000	464,912
Metropolitan Life Global Funding I, 144A, 5.125%, 4/10/2013	4,670,000	4,945,142
Morgan Stanley:
Series F, 6.0%, 4/28/2015	2,110,000	2,257,763
7.3%, 5/13/2019	1,900,000	2,128,752
Principal Financial Group, Inc., 7.875%, 5/15/2014	3,650,000	4,093,347
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014	1,120,000	1,153,857
6.2%, 1/15/2015	820,000	874,448
7.375%, 6/15/2019	460,000	513,947
Royal Bank of Scotland PLC, 144A, 4.875%, 8/25/2014	4,540,000	4,620,644
Simon Property Group LP, (REIT), 6.75%, 5/15/2014	945,000	1,016,829
Telecom Italia Capital SA, 5.25%, 11/15/2013	2,871,000	3,020,904
The Goldman Sachs Group, Inc.:
6.0%, 5/1/2014	1,510,000	1,660,041
7.5%, 2/15/2019	2,700,000	3,157,380
Wachovia Corp., Series G, 5.5%, 5/1/2013	3,200,000	3,427,962
		78,502,680
Health Care 1.8%
Express Scripts, Inc.:
6.25%, 6/15/2014	1,480,000	1,626,140
7.25%, 6/15/2019	755,000	875,840
McKesson Corp., 7.5%, 2/15/2019	2,600,000	3,058,614
Medco Health Solutions, Inc., 7.125%, 3/15/2018	3,400,000	3,848,915
Quest Diagnostics, Inc., 6.95%, 7/1/2037	2,130,000	2,429,736
		11,839,245
Industrials 1.1%
Allied Waste North America, Inc.:
6.125%, 2/15/2014	2,600,000	2,666,042
6.875%, 6/1/2017	860,000	911,600
Waste Management, Inc., 6.375%, 3/11/2015	3,300,000	3,673,042
		7,250,684
Materials 0.9%
Dow Chemical Co., 5.9%, 2/15/2015	5,800,000	6,000,083
Telecommunication Services 1.0%
CenturyTel, Inc.:
Series Q, 6.15%, 9/15/2019	1,000,000	1,004,162
Series P, 7.6%, 9/15/2039	1,250,000	1,223,010
Qwest Corp., 7.625%, 6/15/2015	3,734,000	3,771,340
Verizon Communications, Inc., 6.35%, 4/1/2019	500,000	554,817
		6,553,329
Utilities 1.3%
FirstEnergy Solutions Corp., 144A, 6.8%, 8/15/2039	1,216,000	1,262,623
Jersey Central Power & Light Co., 7.35%, 2/1/2019	3,825,000	4,454,977
Sempra Energy, 6.5%, 6/1/2016	2,600,000	2,855,492
		8,573,092
Total Corporate Bonds (Cost $153,763,784)		171,232,213

Mortgage-Backed Securities Pass-Throughs 37.2%
Federal Home Loan Mortgage Corp.:
4.5%, 9/1/2020	12,938,192	13,621,624
5.0%, with various maturities from 2/1/2021 until 4/1/2035	8,902,186	9,406,597
5.5%, with various maturities from 10/1/2023 until 1/1/2034	4,768,039	5,051,605
6.0%, 3/1/2038	3,334,347	3,553,294
6.5%, with various maturities from 1/1/2035 until 2/1/2038	3,933,945	4,257,246
Federal National Mortgage Association:
4.427%*, 3/1/2036	11,684,139	12,261,885
4.5%, with various maturities from 8/1/2033 until 5/1/2038 (a)	38,812,045	39,332,116
5.0%, with various maturities from 8/1/2033 until 7/1/2037	41,030,419	42,683,199
5.5%, with various maturities from 12/1/2024 until 4/1/2036	49,604,929	52,509,906
5.526%*, 8/1/2037	7,143,551	7,469,076
6.0%, with various maturities from 10/1/2022 until 7/1/2037 (a)	30,919,951	32,916,427
6.5%, with various maturities from 5/1/2023 until 4/1/2037	10,810,709	11,682,128
Government National Mortgage Association, 5.5%, 7/1/2036 (a)	8,000,000	8,444,375
Total Mortgage-Backed Securities Pass-Throughs (Cost $233,702,274)		243,189,478

Asset-Backed 1.2%
Automobile Receivables 0.7%
Household Automotive Trust, "A4", Series 2006-1, 5.52%, 3/18/2013	4,450,000	4,616,544
Credit Card Receivables 0.5%
Washington Mutual Master Note Trust, "A", Series 2006-A2A, 144A, 0.295%*, 6/15/2015	3,000,000	2,961,752
Manufactured Housing Receivables 0.0%
Green Tree Financial Corp., "A4", Series 1996-2, 7.2%, 4/15/2026	320,677	319,477
Total Asset-Backed (Cost $7,739,528)		7,897,773

Commercial Mortgage-Backed Securities 7.5%
Banc of America Commercial Mortgage, Inc.:
"A4", Series 2006-6, 5.356%, 10/10/2045	10,155,000	8,992,481
"A4", Series 2007-3, 5.658%*, 6/10/2049	11,925,000	10,006,812
"A4", Series 2007-2, 5.689%*, 4/10/2049	4,900,000	4,319,054
"A4", Series 2007-4, 5.744%*, 2/10/2051	6,989,022	6,496,077
Greenwich Capital Commercial Funding Corp., "A4", Series 2007-GG9, 5.444%, 3/10/2039	9,707,280	8,662,212
JPMorgan Chase Commercial Mortgage Securities Corp., "A4", Series 2007-LD12, 5.882%*, 2/15/2051	4,723,000	4,160,574
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%, 7/15/2040	7,200,000	6,181,127
Total Commercial Mortgage-Backed Securities (Cost $44,714,573)		48,818,337

Collateralized Mortgage Obligations 1.7%
Chase Mortgage Finance Corp., "A1", Series 2003-S2, 5.0%, 3/25/2018	5,548	5,623
Federal Home Loan Mortgage Corp.:
"NE", Series 2802, 5.0%, 2/15/2033	90,000	94,716
"TE", Series 2827, 5.0%, 4/15/2033	65,000	68,517
"PE", Series 2864, 5.0%, 6/15/2033	40,000	42,129
"KE", Series 2934, 5.0%, 11/15/2033	53,000	55,753
"PE", Series 2165, 6.0%, 6/15/2029	3,690,552	3,987,199
Federal National Mortgage Association:
"EC", Series 2005-15, 5.0%, 10/25/2033	80,000	84,132
"HE", Series 2005-22, 5.0%, 10/25/2033	25,000	26,264
"PE", Series 2005-14, 5.0%, 12/25/2033	90,000	94,642
"J", Series 1998-36, 6.0%, 7/18/2028	2,601,014	2,718,933
"PH", Series 1999-19, 6.0%, 5/25/2029	3,526,952	3,791,643
Total Collateralized Mortgage Obligations (Cost $10,045,625)		10,969,551
Government & Agency Obligations 15.6%
US Treasury Obligations
US Treasury Bill, 0.11%**, 3/18/2010 (b)	1,620,000	1,619,357
US Treasury Bond, 4.75%, 2/15/2037	10,000,000	10,843,750
US Treasury Notes:
1.0%, 7/31/2011	5,000,000	5,023,830
1.375%, 2/15/2012	45,000,000	45,295,290
1.75%, 1/31/2014 (c)	40,000,000	39,565,640
Total Government & Agency Obligations (Cost $102,534,252)		102,347,867

Municipal Bonds and Notes 4.5%
Los Angeles, CA, Community Redevelopment Agency, Community Redevelopment Financing Authority Revenue, Series L, 6.02%, 9/1/2021 (d)	6,480,000	6,067,807
Pomona, CA, Pension Obligation, Series AR, 5.732%, 7/1/2025 (d)	2,245,000	2,003,910
Pueblo of Santa Ana, NM, Certificates of Participation, "A", 5.875%, 4/1/2024	7,220,000	6,317,139
Rancho Cordova, CA, Certificates of Partnership, City Hall Acquisition, Series B, 5.65%, 2/1/2024 (d)	4,340,000	3,873,927
Riverside, CA, Public Financing Authority, Tax Allocation Revenue, University Corridor, Series D, 5.89%, 8/1/2032 (d)	925,000	601,213
West Virginia, State General Obligation, Jobs Inventory Trust Board:
Series A, Zero Coupon, 1/22/2012	1,300,000	1,137,266
Series A, 144A, Zero Coupon, 6/12/2013	1,500,000	1,181,025
Series C, 144A, Zero Coupon, 7/31/2013	3,500,000	2,726,990
Wilkes Barre, PA, General Obligation, Series C, 5.48%, 11/15/2024 (d)	6,315,000	5,515,710
Total Municipal Bonds and Notes (Cost $31,959,396)		29,424,987
	Shares	Value ($)

Securities Lending Collateral 3.7%
Daily Assets Fund Institutional, 0.27% (e) (f) (Cost $24,120,000)	24,120,000	24,120,000

Cash Equivalents 16.1%
Central Cash Management Fund, 0.19% (e) (Cost $105,160,117)	105,160,117	105,160,117
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $713,739,549)+	113.7	743,160,323
Other Assets and Liabilities, Net	(13.7)	(89,483,632)
Net Assets	100.0	653,676,691

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2009.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $714,630,172. At October 31, 2009, net unrealized appreciation for all securities based on tax cost was $28,530,151. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $32,524,895 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,994,744.

(a) Delayed delivery security included.

(b) At October 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2009 amounted to $23,739,384, which is 3.6% of net assets.

(d) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	1.2
National Public Finance Guarantee Corp.	1.2

Many insurers who have traditionally guaranteed payment of municipal issues have been downgraded by the major rating agencies.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

At October 31, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
10-Year US Treasury Note	12/21/2009	550	65,330,897	65,235,156	(95,741)

At October 31, 2009, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
2-Year US Treasury Note	12/31/2009	150	32,568,420	32,641,407	(72,987)

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note A in the accompanying Notes to the Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income (g)
Corporate Bonds	$ —	$ 171,232,213	$ —	$ 171,232,213
Mortgage-Backed Securities Pass-Throughs	—	243,189,478	—	243,189,478
Asset-Backed	—	7,897,773	—	7,897,773
Commercial Mortgage-Backed Securities	—	48,818,337	—	48,818,337
Collateralized Mortgage Obligations	—	10,969,551	—	10,969,551
Government & Agency Obligations	—	100,728,510	—	100,728,510
Municipal Bonds and Notes	—	29,424,987	—	29,424,987
Short-Term Investments (g)	129,280,117	1,619,357	—	130,899,474
Total	$ 129,280,117	$ 613,880,206	$ —	$ 743,160,323
Liabilities
Derivatives (h)	$ (168,728)	$ —	$ —	$ (168,728)
Total	$ (168,728)	$ —	$ —	$ (168,728)

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2009
Assets
Investments: Investments in securities, at value (cost $584,459,432) — including $23,739,384 of securities loaned	$ 613,880,206
Investment in Daily Assets Fund Institutional (cost $24,120,000)*	24,120,000
Investment in Central Cash Management Fund (cost $105,160,117)	105,160,117
Total investments, at value (cost $713,739,549)	743,160,323
Receivable for delayed delivery securities sold	14,740,687
Receivable for Fund shares sold	666,181
Receivable for daily variation margin on open futures contracts	438,283
Interest receivable	4,860,922
Foreign taxes recoverable	9,426
Due from Advisor	450,023
Other assets	55,268
Total assets	764,381,113
Liabilities
Cash overdraft	103,469
Payable for investments purchased	2,966,224
Payable for delayed delivery securities purchased	77,622,023
Payable for Fund shares redeemed	4,223,833
Payable upon return of securities loaned	24,120,000
Distributions payable	321,578
Accrued management fee	247,686
Other accrued expenses and payables	1,099,609
Total liabilities	110,704,422
Net assets, at value	$ 653,676,691
Net Assets Consist of:
Accumulated distributions in excess of net investment income	(321,578)
Net unrealized appreciation (depreciation) on: Investments	29,420,774
Futures	(168,728)
Accumulated net realized gain (loss)	(321,355,941)
Paid-in capital	946,102,164
Net assets, at value	$ 653,676,691

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($312,551,602 ÷ 34,559,173 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.04
Maximum offering price per share (100 ÷ 95.50 of $9.04)	$ 9.47

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($11,722,853 ÷ 1,297,094 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 9.04

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($33,102,227 ÷ 3,660,689 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 9.04
Class R Net Asset Value, offering and redemption price per share ($3,493,291 ÷ 384,436 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.09
Class S Net Asset Value, offering and redemption price per share ($54,149,247 ÷ 5,991,267 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.04

Institutional Class

Net Asset Value, offering and redemption price per share ($238,657,471 ÷ 26,395,561 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 9.04

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2009
Investment Income
Income: Dividends	$ 81,323
Interest	65,647,393
Income distributions — affiliated cash management vehicles	342,424
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	657,030
Total Income	66,728,170
Expenses: Management fee	4,748,072
Administration fee	1,187,018
Services to shareholders	1,961,429
Distribution and service fees	1,582,827
Custodian fee	40,961
Professional fees	122,536
Trustees' fees and expenses	32,861
Reports to shareholders	399,283
Registration fees	106,706
Other	92,222
Total expenses before expense reductions	10,273,915
Expense reductions	(2,167,397)
Total expenses after expense reductions	8,106,518
Net investment income	58,621,652
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(304,250,894)
Futures	34,615
Payments by affiliates (see Note F)	107,277
(304,109,002)
Change in net unrealized appreciation (depreciation) on: Investments	293,579,468
Futures	(2,588,566)
290,990,902
Net gain (loss)	(13,118,100)
Net increase (decrease) in net assets resulting from operations	$ 45,503,552

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2009	2008
Operations: Net investment income	$ 58,621,652	$ 82,514,888
Net realized gain (loss)	(304,109,002)	(5,610,915)
Change in net unrealized appreciation (depreciation)	290,990,902	(261,294,298)
Net increase (decrease) in net assets resulting from operations	45,503,552	(184,390,325)
Distributions to shareholders from: Net investment income: Class A	(20,504,435)	(37,170,580)
Class B	(642,236)	(1,209,215)
Class C	(1,577,820)	(2,650,350)
Class R	(146,709)	(230,678)
Class S	(3,449,579)	(6,071,726)
Institutional Class	(32,325,189)	(35,160,010)
Total distributions	(58,645,968)	(82,492,559)
Fund share transactions: Proceeds from shares sold	306,250,462	829,832,689
Reinvestment of distributions	55,035,286	74,789,114
Cost of shares redeemed	(1,157,988,518)	(823,455,972)
Redemption fees	19,275	32,927
Net increase (decrease) in net assets from Fund share transactions	(796,683,495)	81,198,758
Increase (decrease) in net assets	(809,825,911)	(185,684,126)
Net assets at beginning of period	1,463,502,602	1,649,186,728
Net assets at end of period (including accumulated distributions in excess of net investment income of $321,578 and $408,705, respectively)	$ 653,676,691	$ 1,463,502,602

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.01	$ 10.66	$ 10.72	$ 10.73	$ 11.08
Income (loss) from investment operations: Net investment income[a]	.42	.51	.49	.47	.44
Net realized and unrealized gain (loss)	.02[b]	(1.65)	(.06)	.02	(.30)
Total from investment operations	.44	(1.14)	.43	.49	.14
Less distributions from: Net investment income	(.41)	(.51)	(.49)	(.48)	(.44)
Net realized gains	—	—	—	(.02)	(.05)
Total distributions	(.41)	(.51)	(.49)	(.50)	(.49)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 9.04	$ 9.01	$ 10.66	$ 10.72	$ 10.73
Total Return (%)[c,d]	5.18	(11.17)	4.14	4.72	1.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	313	562	788	611	431
Ratio of expenses before expense reductions (%)	1.05	.97	.99	.95	.81
Ratio of expenses after expense reductions (%)	.78	.80	.80	.82	.80
Ratio of net investment income (%)	4.84	4.93	4.64	4.50	4.04
Portfolio turnover rate (%)	258	223	194	173	177[e]

[a] Based on average shares outstanding during the period.

[b] The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2009 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Amount is less than $.005.

Class B Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.00	$ 10.65	$ 10.71	$ 10.72	$ 11.07
Income (loss) from investment operations: Net investment income[a]	.36	.43	.41	.39	.36
Net realized and unrealized gain (loss)	.02[b]	(1.65)	(.06)	.02	(.30)
Total from investment operations	.38	(1.22)	.35	.41	.06
Less distributions from: Net investment income	(.34)	(.43)	(.41)	(.40)	(.36)
Net realized gains	—	—	—	(.02)	(.05)
Total distributions	(.34)	(.43)	(.41)	(.42)	(.41)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 9.04	$ 9.00	$ 10.65	$ 10.71	$ 10.72
Total Return (%)[c,d]	4.37	(11.75)	3.36	3.94	.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	23	31	35	41
Ratio of expenses before expense reductions (%)	1.84	1.72	1.75	1.67	1.56
Ratio of expenses after expense reductions (%)	1.55	1.55	1.55	1.57	1.55
Ratio of net investment income (%)	4.07	4.18	3.89	3.75	3.29
Portfolio turnover rate (%)	258	223	194	173	177[e]

[a] Based on average shares outstanding during the period.

[b] The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2009 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Amount is less than $.005.

Class C Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.01	$ 10.66	$ 10.72	$ 10.73	$ 11.08
Income (loss) from investment operations: Net investment income[a]	.36	.43	.41	.39	.36
Net realized and unrealized gain (loss)	.01[b]	(1.65)	(.06)	.02	(.30)
Total from investment operations	.37	(1.22)	.35	.41	.06
Less distributions from: Net investment income	(.34)	(.43)	(.41)	(.40)	(.36)
Net realized gains	—	—	—	(.02)	(.05)
Total distributions	(.34)	(.43)	(.41)	(.42)	(.41)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 9.04	$ 9.01	$ 10.66	$ 10.72	$ 10.73
Total Return (%)[c,d]	4.36	(11.84)	3.37	3.94	.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	48	69	55	55
Ratio of expenses before expense reductions (%)	1.74	1.66	1.68	1.63	1.56
Ratio of expenses after expense reductions (%)	1.55	1.55	1.55	1.57	1.55
Ratio of net investment income (%)	4.07	4.18	3.89	3.75	3.29
Portfolio turnover rate (%)	258	223	194	173	177[e]

[a] Based on average shares outstanding during the period.

[b] The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2009 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Amount is less than $.005.

Class R Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.05	$ 10.71	$ 10.77	$ 10.77	$ 11.12
Income (loss) from investment operations: Net investment income[a]	.40	.48	.47	.45	.41
Net realized and unrealized gain (loss)	.03[b]	(1.65)	(.06)	.02	(.30)
Total from investment operations	.43	(1.17)	.41	.47	.11
Less distributions from: Net investment income	(.39)	(.49)	(.47)	(.45)	(.41)
Net realized gains	—	—	—	(.02)	(.05)
Total distributions	(.39)	(.49)	(.47)	(.47)	(.46)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 9.09	$ 9.05	$ 10.71	$ 10.77	$ 10.77
Total Return (%)	5.02[c]	(11.41)[c]	3.88[c]	4.56[c]	1.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	5	10	7
Ratio of expenses before expense reductions (%)	1.35	1.18	1.16	1.12	1.05
Ratio of expenses after expense reductions (%)	1.06	1.05	1.05	1.08	1.05
Ratio of net investment income (%)	4.57	4.68	4.39	4.24	3.79
Portfolio turnover rate (%)	258	223	194	173	177[d]

[a] Based on average shares outstanding during the period.

[b] The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2009 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Amount is less than $.005.

Class S Years Ended October 31,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.00	$ 10.65	$ 10.71	$ 10.73	$ 11.02
Income (loss) from investment operations: Net investment income[b]	.44	.53	.52	.49	.34
Net realized and unrealized gain (loss)	.03[c]	(1.65)	(.06)	.00***	(.29)
Total from investment operations	.47	(1.12)	.46	.49	.05
Less distributions from: Net investment income	(.43)	(.53)	(.52)	(.49)	(.34)
Net realized gains	—	—	—	(.02)	—
Total distributions	(.43)	(.53)	(.52)	(.51)	(.34)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 9.04	$ 9.00	$ 10.65	$ 10.71	$ 10.73
Total Return (%)[d]	5.42	(10.86)	4.40	4.73	.41**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	54	86	133	113	1
Ratio of expenses before expense reductions (%)	.76	.80	.77	.93	.81*
Ratio of expenses after expense reductions (%)	.56	.55	.55	.67	.74*
Ratio of net investment income (%)	5.06	5.18	4.89	4.65	4.12*
Portfolio turnover rate (%)	258	223	194	173	177[e]

[a] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2009 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.01	$ 10.66	$ 10.72	$ 10.73	$ 11.08
Income (loss) from investment operations: Net investment income[a]	.44	.54	.52	.50	.47
Net realized and unrealized gain (loss)	.02[b]	(1.66)	(.06)	.01	(.30)
Total from investment operations	.46	(1.12)	.46	.51	.17
Less distributions from: Net investment income	(.43)	(.53)	(.52)	(.50)	(.47)
Net realized gains	—	—	—	(.02)	(.05)
Total distributions	(.43)	(.53)	(.52)	(.52)	(.52)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 9.04	$ 9.01	$ 10.66	$ 10.72	$ 10.73
Total Return (%)[c]	5.42	(10.94)	4.40	4.98	1.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	239	740	624	599	571
Ratio of expenses before expense reductions (%)	.68	.58	.59	.61	.56
Ratio of expenses after expense reductions (%)	.55	.55	.55	.58	.55
Ratio of net investment income (%)	5.07	5.18	4.89	4.74	4.29
Portfolio turnover rate (%)	258	223	194	173	177[d]

[a] Based on average shares outstanding during the period.

[b] The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2009 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Core Fixed Income Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Derivatives. Authorized accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund enters into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open future contracts as of October 31, 2009 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2009, the Fund invested in futures with a total value ranging from $0 to approximately $157,916,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2009 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Futures Contracts
Interest Rate Contracts (a)	$ (168,728)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures. Receivable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Interest Rate Contracts (a)	$ 34,615

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Interest Rate Contracts (a)	$ (2,588,566)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $320,634,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2014 ($11,016,000), October 31, 2016 ($3,331,000) and October 31, 2017 ($306,287,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate primarily to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Capital loss carryforwards	$ (320,634,000)
Net unrealized appreciation (depreciation) on investments	$ 28,530,151

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2009	2008
Distributions from ordinary income*	$ 58,645,968	$ 82,492,559

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. During the year, the Fund imposed a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. The Fund no longer imposes the 2% redemption fee on Fund shares acquired (either by purchase or exchange) on or after June 1, 2009.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended October 31, 2009, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $1,514,455,493 and $2,265,094,247, respectively. Purchases and sales of US Treasury obligations aggregated $1,428,127,666 and $1,505,813,896, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to February 27, 2009, pursuant to a written contract with the Advisor, Aberdeen Asset Management Inc. ("AAMI"), a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, served as the subadvisor to the Fund with respect to the investment and reinvestment of the Fund's assets. AAMI was paid for its services by the Advisor from its fee as investment advisor to the Fund.

The Fund's Board has approved the termination of AAMI as the Fund's subadvisor. Effective February 27, 2009, DIMA assumed all day-to-day advisory responsibilities for the Fund that were previously delegated to AAMI.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.400%
Next $1.75 billion of such net assets	.385%
Next $1.75 billion of such net assets	.370%
Over $5 billion of such net assets	.355%

For the period November 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.80%
Class B	1.55%
Class C	1.55%
Class R	1.05%
Class S	.55%
Institutional Class	.55%

Effective October 1, 2009, Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.86%
Class B	1.61%
Class C	1.61%
Class R	1.11%
Class S	.71%
Institutional Class	.61%

These voluntary waivers or reimbursements may be terminated at any time at the option of the Advisor.

In addition, for the period from October 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of Class S (excluding expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses at 0.81%.

Accordingly, for the year ended October 31, 2009, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $279,214 and the amount imposed aggregated $4,468,858, which was equivalent to an annual effective rate of 0.38% of the Fund's average daily net assets.

In addition, for the year ended October 31, 2009, the Advisor reimbursed the Fund $40,445 and $491,099 of sub-recordkeeping expenses for Class S and Institutional Class shares, respectively.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2009, the Administration Fee was $1,187,018, of which $74,794 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 780,096	$ 780,096
Class B	31,334	31,334
Class C	52,634	52,634
Class R	1,150	1,150
Class S	80,261	80,261
Institutional Class	146,136	146,136
	$ 1,091,611	$ 1,091,611

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended October 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2009
Class B	$ 116,386	$ 8,157
Class C	292,491	21,808
Class R	8,221	788
	$ 417,098	$ 30,753

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A, Class B, Class C and Class R at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2009	Annual Effective Rate
Class A	$ 1,022,441	$ 236,802	$ 99,592.19%
Class B	38,363	8,891	4,351.19%
Class C	96,727	11,411	13,709.22%
Class R	8,198	7,924	—	.01%
	$ 1,165,729	$ 265,028	$ 117,652

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2009, aggregated $7,253.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2009, the CDSC for Class B and C shares aggregated $38,970 and $21,501, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2009, DIDI received $786 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $32,763, of which $8,288 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	7,655,443	$ 66,827,696	20,160,102	$ 210,270,359
Class B	128,404	1,112,409	412,667	4,284,362
Class C	608,613	5,289,101	1,495,993	15,546,787
Class R	108,193	949,756	165,810	1,743,093
Class S	1,852,239	16,100,633	3,701,852	38,260,288
Institutional Class	24,615,346	215,970,867	55,340,800	559,727,800
		$ 306,250,462		$ 829,832,689
Shares issued to shareholders in reinvestment of distributions
Class A	2,172,520	$ 18,878,870	3,328,061	$ 34,175,276
Class B	55,935	485,374	86,919	891,021
Class C	122,118	1,061,171	180,012	1,849,701
Class R	16,681	145,884	22,283	229,917
Class S	335,136	2,910,699	485,030	4,980,519
Institutional Class	3,628,975	31,553,288	3,207,797	32,662,680
		$ 55,035,286		$ 74,789,114
Shares redeemed
Class A	(37,658,512)	$ (328,812,396)	(34,987,055)	$ (357,134,677)
Class B	(1,416,451)	(12,321,741)	(858,201)	(8,722,602)
Class C	(2,430,517)	(21,149,993)	(2,773,720)	(28,369,193)
Class R	(112,824)	(983,304)	(281,382)	(2,859,639)
Class S	(5,785,453)	(50,538,573)	(7,044,982)	(72,351,339)
Institutional Class	(84,044,798)	(744,182,511)	(34,913,430)	(354,018,522)
		$ (1,157,988,518)		$ (823,455,972)
Redemption fees		$ 19,275		$ 32,927
Net increase (decrease)
Class A	(27,830,549)	$ (243,090,933)	(11,498,892)	$ (112,678,932)
Class B	(1,232,112)	(10,723,958)	(358,615)	(3,547,219)
Class C	(1,699,786)	(14,798,220)	(1,097,715)	(10,972,117)
Class R	12,050	112,368	(93,289)	(886,615)
Class S	(3,598,078)	(31,525,199)	(2,858,100)	(29,108,247)
Institutional Class	(55,800,477)	(496,657,553)	23,635,167	238,391,888
		$ (796,683,495)		$ 81,198,758

F. Payments Made by Affiliates

During the year ended October 31, 2009, the Advisor fully reimbursed the Fund $107,277 for losses incurred on trades executed incorrectly. The amounts of the losses were less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

G. Review for Subsequent Events

Management has reviewed the events and transactions from November 1, 2009 through December 22, 2009, the date the financial statements were available to be issued for subsequent events, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS Core Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Core Fixed Income Fund (the "Fund") at October 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the years indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 22, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

A total of 6% of the dividends distributed during the fiscal year was derived from interest on US government securities which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DWS has made significant changes in the Fund's management structure, including the termination of Aberdeen Asset Management, Inc. as the Fund's sub-advisor and the introduction of a new portfolio management team effective February 27, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were at the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of their review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US Mutual Funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	125
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	125
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	125
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		125
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	125
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	125
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	125
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	125
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)

		125
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	125
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	125
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	128
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006

Managing Director[5], Deutsche Asset Management; Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: Head of Deutsche Asset Management Americas (2005-2009); CEO of DWS Investments (2005-2009); board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

125
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present

Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present

Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present

Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management
J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present

Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Effective November 18, 2009, Mr. Schwarzer resigned from the Board. The mailing address of Mr. Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer was an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer received no compensation from the fund.

5 Executive title, not a board directorship.

6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

8 Address: 345 Park Avenue, New York, New York 10154.

9 Address: One Beacon Street, Boston, MA 02108.

10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Class A, B, C, S and Institutional Class
For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SFXAX	SFXBX	SFXCX	SFXSX	MFINX
CUSIP Number	23339E 889	23339E 871	23339E 863	23339E 541	23339E 848
Fund Number	493	693	793	2394	593
For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-investments.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	SFXRX
CUSIP Number	23339E 855
Fund Number	1504

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2009, DWS Core Fixed Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CORE FIXED INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$68,164	$0	$0	$0
2008	$71,212	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$2,000	$0	$0
2008	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$0	$0	$0
2008	$0	$19,000	$600,000	$619,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Fixed Income Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Core Fixed Income Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2009